Exhibit 99
Investor Presentation
   Third Quarter 2008

$721 million consolidated
revenues(1)
Hospital Rehabilitation Services Division
$161 million revenue - 22% of revenue (1)
• 156 hospital-based programs
• 31 states
• 44,500 inpatient and skilled nursing unit discharges/year (1)
• 950,000 annual outpatient visits (1)
$106 million revenue - 15% of revenue (1)
Hospital Division
• 5 LTACHs, 5 rehabilitation hospitals
• 1 rehabilitation hospital minority owned (2)
• 7 states (3)
• 483 beds (3)
• 6,500 annual patient discharges (1) (3)
Other Healthcare Services Division
$38 million revenue -  5% of revenue (1)
• Phase 2 Consulting - consulting and care management for hospitals and health systems
• Polaris Group - consulting for long-term care facilities
• VTA Management Services - therapy and nurse staffing for New York
(1) For twelve months ended 9/30/08
(2) Not included in consolidated
 revenues
(3) These statistics include the
 minority-owned rehab hospital
$416 million revenue - 58% of revenue (1)
Contract Therapy Division
• 1,075 skilled nursing facility programs
• 40 states
• 7.5 million annual patient visits (1)
Service Lines

The Contract Therapy division manages skilled nursing facility (SNF) rehab programs that are designed to provide therapy intervention to both short-stay patients and long-term residents with a wide range of conditions, including neurological, orthopedic and other conditions common to the geriatric patient.
Competitive Landscape
 Company
 • Self-Operation
 • RehabCare
 • Aegis Therapies
 • Genesis
 • Kindred - Peoplefirst
 • Sundance
 • Select Medical
 • EnduraCare
 • Skilled Healthcare
 Owned
 >12,000
 0
 N/A
 ~200
 228
 108
 0
 0
 75
Source: Information available from public filings or from company websites
 Managed
 0
 1,075
 N/A
 ~500
 345
 317
 ~400
 ~300
 114
 Total
 >12,000
 1,075
 >1,000
 ~700
 573
  425
 ~400
 ~300
 189
Contract Therapy (CT)
Market Overview
 Market Size
 • 17,000 Medicare certified skilled nursing facilities

 Part B Therapy Caps & Physician Fee Schedule (PFS)
 On July 15, 2008, Congress overrode a Presidential veto to pass the
 Medicare Improvements for Patients and Providers Act of 2008. This law:
 • Reinstates the therapy cap exceptions process for Part B patients through December 31, 2009, which had expired June 30, 2008
 • Continues 0.5% physician increase for 2008 and provides an additional
 1.1% increase for physicians in 2009, in lieu of a scheduled 10.6%
 reduction
 We are pressing our trade groups toward finalizing an alternative to the therapy cap exception process.
 2009 Final Rule
 On July 31, 2008, CMS issued its final rule for SNFs, which went into effect
 October 1. The final rule delays implementation of a recalibration of RUG
 (Resource Utilization Group) categories and includes a market basket increase of
 3.4% for FY09.
Contract Therapy
Legislative/Regulatory Environment

Contract Therapy
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$105.6	$106.3	$104.3	$99.4
Operating Earnings	$6.6	$5.6	$3.8	$4.0
Number of Locations End of Period	1,075	1,053	1,038	1,064
 Outlook
 • Raising operating earnings margin target to a range of 5.5% to 6.5% for the fourth quarter
 • Modest net increase in locations for the remainder of 2008
• Overall strong operating performance
 • Operating earnings margin improved from 3.2% in Q3 07 to 6.2% in Q3
 08, which exceeded guidance range of 4.5% to 5.5%
 • Same store revenue increased $10.0 million or 11.8% in Q3 08 compared to year ago period
 • Net gain in operating units for two consecutive quarters

Acute care hospital-based inpatient rehabilitation facilities (IRFs) in RehabCare’s Hospital
Rehabilitation Services (HRS) division are for patients who require early, intensive therapies (at least 3 hours/day 5 days/week) for recovery from stroke, brain injury, neurological disorders, amputation and other disabling injuries and illnesses. Outpatient therapy programs provide proactive, exercise-oriented therapy with hands-on treatment for individuals of all ages.
 Competitive Landscape (Acute care hospital-based IRFs)
 • Self-Operation
 • RehabCare (110)
 • Horizon Health (Physical Rehab Services) (>20)
 • HealthSouth (11)
 • Milestone(1)
 • TherEx (formerly National Rehab Partners)(1)
(1) Private company or a subsidiary of a public company; number of locations is not available
Source: Information available from public filings or from company websites
Hospital Rehabilitation Services (HRS)
Market Overview
 Market Size
 • 5,000 acute care hospitals (approximately 1,000 hospital-based IRFs)

Hospital Rehab Services
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$41.6	$40.2	$40.2	$38.8
Operating Earnings	$6.2	$5.3	$4.6	$6.0
Number of Locations End of Period	156	154	153	154
IRF Discharges	10,569	10,309	10,276	10,190
 Outlook
 • Raised operating earnings margin target to range of 13% to 16% for the fourth quarter
 • Modest increase in IRF units
 • 3% - 5% growth in same store discharges YOY in the fourth quarter
• Operating earnings margin reached 15.0% in Q3 08, which was the upper end of guidance range of 12% - 15%
• Unit and revenue growth are returning to HRS following legislatively enacted freeze of CMS 13 Rule at 60% in December 2007
 • Same store IRF discharges increase by 3.7% in Q3 08 compared to year ago same period
 • Unit count in Q3 08 increased for the second consecutive quarter
 • Five signed but unopened IRF contracts with three scheduled to open in Q4 08

Inpatient rehabilitation facilities (IRFs) are equipped to treat patients with a wide range of debilitating injuries and illnesses, offering inpatient and outpatient services in a home-like environment. Long-term acute care hospitals (LTACHs) are specialty care hospitals designed for extended stay patients with complex and chronic conditions.
Hospital Division
Description and Locations
Arlington, TX
Providence, RI
St. Louis, MO
N. Kansas City, MO
Tulsa, OK
Miami, FL
Houston, TX
New Orleans, LA
Amarillo, TX
Austin, TX
Rome, GA
Lafayette, LA
Peoria, IL
Current locations

Future locations

RehabCare
delivering the post-acute continuum

05	06	07	08	09	10
Clear Lake Rehabilitation Hospital *Houston, Texas*					
West Gables Rehabilitation Hospital *Miami, Florida*					
MeadowBrook Specialty Hospital of Lafayette *Lafayette, Louisiana*			**Northland LTACH** *35-bed LTACH* *North Kansas City, Missouri* *(Opened April 2008)*	**Rehabilitation Hospital of Rhode Island** *41-bed Rehab* *Providence, Rhode Island*	**Central Texas Rehabilitation Hospital** *(Phase II)* *16-bed expansion/relocation* *Austin, Texas*
MeadowBrook Specialty Hospital of Tulsa *Tulsa, Oklahoma*	**Louisiana Specialty Hospital** *New Orleans, Louisiana*		**The Specialty Hospital** *24-bed LTACH* *Rome, Georgia* *(Acquired June 2008)*	**Greater Peoria Specialty Hospital** *50-bed LTACH* *Peoria, Illinois*	**Central Texas Specialty Hospital** *40-bed LTACH* *Austin, Texas*
Arlington Rehabilitation Hospital *Arlington, Texas*	**Northwest Texas Rehabilitation Hospital** *Amarillo, Texas*	**Central Texas Rehabilitation Hospital** *(Phase I)* *Austin, Texas*	**St. Luke's Rehabilitation Hospital** *35-bed Rehab* *St. Louis, Missouri* *(Opening November 2008)*	**Providence, Rhode Island** *40-bed LTACH* *Providence, Rhode Island*	**The Specialty Hospital** *21-bed LTACH expansion* *Rome, Georgia*

Wholly Owned (columns 05–06)

Joint Venture (columns 07–10)

Hospital Division
Development Timeline
 • 10 existing hospitals, 4 in development including 1 awaiting
 State Attorney General approval, 2 expansions
 • Two development projects (Kokomo, IN and Reading, PA
 LTACHs) canceled in third quarter

 Market Size:
  • 240+ IRFs
 Competitive Landscape
 • Select Medical (88)
 • Kindred (83)
 • Regency Hospital (23)
 • Triumph Healthcare (20)
 • LifeCare (20)
 • Vibra Healthcare (12)
 • Cornerstone Healthcare (9)
 • Ernest Health (8)
 • HealthSouth (6)
 • RehabCare (5)
 Market Size:
 • 460+ LTACHs
 Freestanding IRFs
 LTACHs
(1)Includes minority-owned hospital
Source: Information available from public filings or from company websites
Hospital Division
Market Overview
 Competitive Landscape
 • HealthSouth (93)
 • RehabCare (6)(1)
 • Ernest Health (6)
 • Select Medical (4)
 • Vibra Healthcare (4)
 • Centerre (4)

Hospital Division
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$27.5	$27.2	$27.5	$23.8
Operating Earnings (loss)	$(5.5)	$(3.5)	$(0.1)	$(0.7)

Number of IRFs End of Period	5	5	5	5
IRF Patient Discharges	994	1,045	1,076	962
60% Compliance Level (Avg)	59.4%	58.5%	59.7%	63.6%

Number of LTACHs End of Period	5	5	3	3
LTACH Patient Discharges	498	422	416	407
 Outlook
 • Expect operating loss of $3.7 to $4.7 million, which includes start-up and ramp-
 up losses associated with Northland LTAC and St. Luke’s Rehabilitation
 Hospitals, in the fourth quarter
• Operating losses have been the result of:
 • Uneven operating performance among mature hospitals
 • Start-up/ramp-up losses from new hospitals (aggregate $5.0 million over the past 4 quarters)
 • Higher SG&A related to infrastructure investments to support growing portfolio of hospitals

(dollars in millions except per share)	3Q 08	2Q 08	1Q 08	4Q 07
Operating Revenues	$182.6	$183.9	$182.4	$171.8
Operating Earnings	$7.0	$7.7(1)	$8.6	$9.1
Net Earnings	$4.0	$4.5(1)	$4.5	$5.1
Diluted Earnings Per Share	$0.22	$0.25(1)	$0.25	$0.29
(1) Includes a favorable pretax net settlement on a non-compete agreement of $0.6 million, or $0.4 million after tax and $0.02 per diluted share.
• Improved operating earnings performance in CT and HRS
 divisions has been masked by operating losses in the Hospital division
Consolidated Financial Summary

(Dollars in thousands)
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
6/30/08
9/30/08
$ 14,345
426,704
71,000
$255,903
22%
$ 12,405
415,953
52,000
$261,371
 17%
• Cash flow from operations totaled $32.0 million for nine months ended September 30, 2008. Debt was reduced by $19.0 million in the third quarter
Consolidated Balance Sheet

• Continue to implement action plan for turning around Hospital division, which includes strengthening field management,
 centralizing business functions, trimming overhead, ramping up market development efforts and reevaluating the
 development pipeline
• Maintain targeted margins in operating divisions
• Grow operating revenues sequentially through
 − same store growth
 − net increases in units for all divisions
• Address therapist supply issue through academic
 partnerships, campus relations/recruiting and innovative
 initiatives like the Allied Health Research Institute
Primary Objectives

RehabCare
delivering the post-acute continuum

Hospital
Medical/Surgical
Acute
Therapies
Care Management
Skilled
Nursing
Facilities
Long Term
Acute Care
Hospitals
Home
Health
Programs
HOME

$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007

Investment Considerations
Why RehabCare?
Increasing market demand
Unique continuum of care model
Demonstrated ability to grow revenue
organically and through acquisitions
Proven ability to adapt to market
and regulatory changes
Expenditures for post-acute services:
 ✓ Grew $20.4 billion from 2000-2007
 ✓ Projected increase of 150% by 2016
 ✓ Represents 15% of Medicare fee-for-
 service spending
✓ PPS
✓ 75% rule
✓ Part B therapy caps
✓ LTACH 25% rule
One of the longest tenured post-acute providers (established in 1982)
Revenues1
1 excludes StarMed

Forward-looking statements have been provided pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many of the factors that ultimately may affect the Company’s ability to achieve the results estimated.
The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor